                                                                   EXHIBIT 10.11

                               INDEMNITY AGREEMENT

      AGREEMENT, dated as of January 30, 1998, by and between Sonat Inc. (the "Company") and the undersigned director of the Company (the "Director").

      The Company's Certificate of Incorporation provides that the Company shall indemnify the Directors to the full extent permitted by the laws of the State of Delaware as from time to time in effect. Section 145 of the General Corporation Law of Delaware (relating to the indemnification of officers, directors, employees and agents) provides that the indemnification afforded by that section shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise. Section 145 also expressly empowers the Company to purchase and maintain insurance on behalf of the Director.

      In exercising the discretion with respect to indemnification given it by the Company's Certificate of Incorporation, the Board of Directors of the Company has considered the following, among other factors:

            (a) It is essential to the Company to attract and retain as directors the most capable persons available.

            (b) The substantial increase in corporate litigation that may subject directors to litigation costs and risks and the recent limitations on the availability of director's liability insurance have made and will make it increasingly difficult for the Company to attract and retain such persons.

            (c) When obtainable, insurance policies relating to indemnification are often subject to retentions by the insured, co-insurance requirements, exclusions and other limitations on coverage.

                                       2.


      In view of the foregoing and the fact that the Director is rendering valuable services to the Company and desires to continue to provide such services provided he receives assurance that the Company will indemnify him to the full extent permitted by its Certificate of Incorporation, the Board of Directors has determined to provide such assurance.

      In consideration of the Director's continued service to the Company, the Company hereby agrees with the Director as follows:

      Section 1. General Right to Indemnification. Notwithstanding any other provision of this Agreement except for Section 8, the Company shall indemnify the Director to the full extent permitted by the laws of the State of Delaware as from time to time in effect. Without limiting the generality of the foregoing, the Company shall indemnify the Director in accordance with the provisions set forth below.

      Section 2. Actions, Suits or Proceedings Other Than by or in the Right of the Company. The Company shall indemnify the Director in the event that he was or is a party or is threatened to be made a party to, or otherwise requires representation by counsel in connection with, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Company, or is or was serving or has agreed to serve as a director, officer, employee or agent of any corporation, partnership, joint venture or other entity of which the Company owns 50% or more of the voting or equity interest (an "Affiliate") or any employee benefit plan of the Company or an Affiliate, or by reason of any action alleged

                                       3.


to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Director did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      Section 3. Actions or Suits by or in the Right of the Company. The Company shall indemnify the Director in the event that he was or is a party or is threatened to be made a party to, or otherwise requires representation by counsel in connection with, any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Company, or is or was serving or has agreed to serve as a director, officer, employee or agent of any Affiliate or any employee benefit plan of the Company or an Affiliate, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of

                                       4.


such action or suit and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company except that no indemnification shall be made in respect of any claim, issue or matter as to which such Director shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such Director is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.

      Section 4. Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of this Agreement, to the extent that the Director has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding covered by this Agreement, or in defense of any claim, issue or matter therein, he shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith.

      Section 5. Adverse Finding. Any indemnification under Sections 2 and 3 of this Agreement (unless ordered by a court) shall be paid by the Company, in accordance with the procedures set forth in Section 7 of this Agreement, unless a determination is made within the 90-day period set forth in Section 7 (A) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or

                                       5.


proceeding, or (B) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (C) by the stockholders, that indemnification of the Director is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Sections 2 and 3 of this Agreement.

      Section 6. Advances. Costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred by the Director covered by Sections 1 and 2 of this Agreement in defending any pending, threatened or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and costs, charges and expenses (including attorneys' fees) incurred by the Director covered by Section 3 of this Agreement in defending an action by or in the right of the Company shall be paid by the Company in advance of the determination of the Director's entitlement to indemnification promptly upon receipt by the Company of evidence of the Director's obligation to pay such costs, charges, expenses, judgments, fines or amounts paid in settlement (as the case may be); provided, however, that such payment shall be made in advance of the determination of the Director's entitlement to indemnification only with the undertaking of the Director (which the Director hereby gives) that the Director shall repay all amounts so advanced in the event that it shall ultimately be determined that the Director is not entitled to be indemnified by the Company as authorized in this Agreement. The Board of Directors may, upon approval of the Director, authorize the Company's counsel to

                                       6.


represent the Director, in any action, suit or proceeding, whether or not the Company is a party to such action, suit or proceeding.

      Section 7. Procedure for Indemnification. After the final disposition of any action, suit or proceeding covered by this Agreement, the Director shall send to the Company a written request for any indemnification sought under this Agreement. No later than 90 days following receipt by the Company of such request, the Company shall cause the indemnification provided hereunder to be authorized and paid, unless during such 90-day period, with respect to indemnification under Section 1 of this Agreement, a finding by the Company that the indemnification requested is not permitted by the laws of the State of Delaware then in effect is made and with respect to indemnification under
Section 2 or 3 of this Agreement, the adverse finding described in Section 5 of this Agreement is made pursuant to such Section. The burden of proving that such standard has not been met shall be on the Company. The Director shall be given an opportunity to be heard and to present evidence on his behalf in connection with consideration by the Board of Directors, independent legal counsel, or the stockholders, as the case may be, of any findings required by applicable law. If the Company (A) does not pay the indemnification requested by the Director within 90 days after the receipt of such request, or (B) does not pay promptly an advance in accordance with Section 6, the Director's right to indemnification or to any advance and the Company's right to the repayment of any advance shall be enforceable in any court of competent jurisdiction. In any such action, neither the failure of the Company (including its Board of Directors, its independent legal counsel, and its stockholders) to have

                                       7.


made a determination prior to the commencement of such action that indemnification of the Director is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 2 or 3 of this Agreement, nor the fact that the Company has made an adverse finding pursuant to
Section 5 of this Agreement, shall be a defense to the action or create a presumption that the Director has not met the applicable standard of conduct. However, it shall be a defense to the action (other than an action brought to enforce a claim for an advance) if it is established that the Director has not met the applicable standard of conduct set forth in Section 2 or 3 of this Agreement. The Director's costs and expenses (including attorneys' fees) incurred in connection with successfully establishing his right to indemnification (including his right to indemnification in the event he shall have been adjudged to be liable to the Company under Section 3 of this Agreement) or any advance, in whole or in part, in any such action shall also be indemnified by the Company. Any action instituted by the Company or by the Director under this Agreement may be maintained as to the Company and the Director in any court of competent jurisdiction, including but not limited to the courts of the State of Delaware. The Company and the Director each consents to the exercise of jurisdiction over it or him, as the case may be, by the Court of Chancery of Delaware.

      Section 8. Voluntary Proceedings. The Company shall not indemnify the Director or pay any advance to the Director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, voluntarily commenced by such Director against the Company, any affiliate or any other director,

                                       8.


officer, employee or agent of the Company or any Affiliate or any employee benefit plan of the Company or an Affiliate unless the institution of such action, suit or proceeding was authorized prior to its commencement by a majority vote of the Board of Directors or the Director is successful on the merits in such action, suit or proceeding.

      Section 9. Notice to Company. The Director must provide prompt written notice to the Company of any pending or threatened action, suit or proceeding in connection with which the Director may assert a right to be indemnified hereunder; however, failure to provide such notice shall not be construed as a waiver of any right to an advance or indemnification hereunder.

      Section 10. Other Rights; Continuation of Right to Indemnification. The indemnification and advances provided by this Agreement shall not be deemed exclusive of any other rights to which a Director seeking indemnification may be entitled under any law (common or statutory), provision of the Company's Certificate of Incorporation or By-Laws, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Company, and shall continue as to a person who has ceased to be a Director, and shall inure to the benefit of the estate, heirs, executors and administrators of the Director.

      Section 11. Amendments. This Agreement may not be amended without the agreement in writing of the Company and the Director.

      Section 12. Savings Clause. If this Agreement or any portion hereof shall be deemed invalid, illegal or unenforceable in any respect, the validity, legality and

                                       9.


enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and the Company shall nevertheless indemnify the Director as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Company, to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated and to the full extent permitted by applicable law.

      Section 13. Survival Clause. The Company acknowledges that in continuing to provide services to the Company, the Director is relying on this Agreement. Accordingly, the Company agrees that its obligations hereunder will survive (a) any actual or purported termination of this Agreement by the Company or its successors or assigns whether by operation of law or otherwise, and (b) termination of the Director's services to the Company, whether such services were terminated by the Company or the Director, with respect to any claim, action, suit or proceeding covered by Section 1, 2 or 3 hereof, whether or not such claim is made or action, suit or proceeding is threatened or commenced before or after the actual or purported termination of this Agreement or the termination of the Director's services to the Company.

      Section 14. Successors and Assigns. This Agreement shall be binding on the successors and assigns of the Company whether by operation of law or otherwise and shall inure to the benefit of the estate, heirs and personal representatives of the Director.

                                      10.


      Section 15. Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware (without giving effect to the provisions thereof relating to conflicts of law).

      IN WITNESS WHEREOF, this Agreement has been executed by the parties thereto, in the case of the Company, by a duly authorized officer thereof on its behalf.

                                   SONAT INC.

                                   By
                                     -------------------------------------------
                                     Ronald L. Kuehn, Jr.
                                     Chairman of the Board,
                                     President and
                                     Chief Executive Officer




                                     -------------------------------------------
                                     Selim K. Zilkha

      Signature page of Indemnity Agreement dated as of January 30, 1998, between Sonat Inc. and above named Director.

                               INDEMNITY AGREEMENT

      AGREEMENT, dated as of January 30, 1998, by and between Sonat Inc. (the "Company") and the undersigned director of the Company (the "Director").

      The Company's Certificate of Incorporation provides that the Company shall indemnify the Directors to the full extent permitted by the laws of the State of Delaware as from time to time in effect. Section 145 of the General Corporation Law of Delaware (relating to the indemnification of officers, directors, employees and agents) provides that the indemnification afforded by that section shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise. Section 145 also expressly empowers the Company to purchase and maintain insurance on behalf of the Director.

      In exercising the discretion with respect to indemnification given it by the Company's Certificate of Incorporation, the Board of Directors of the Company has considered the following, among other factors:

            (a) It is essential to the Company to attract and retain as directors the most capable persons available.

            (b) The substantial increase in corporate litigation that may subject directors to litigation costs and risks and the recent limitations on the availability of director's liability insurance have made and will make it increasingly difficult for the Company to attract and retain such persons.

            (c) When obtainable, insurance policies relating to indemnification are often subject to retentions by the insured, co-insurance requirements, exclusions and other limitations on coverage.

                                       2.


      In view of the foregoing and the fact that the Director is rendering valuable services to the Company and desires to continue to provide such services provided he receives assurance that the Company will indemnify him to the full extent permitted by its Certificate of Incorporation, the Board of Directors has determined to provide such assurance.

      In consideration of the Director's continued service to the Company, the Company hereby agrees with the Director as follows:

      Section 1. General Right to Indemnification. Notwithstanding any other provision of this Agreement except for Section 8, the Company shall indemnify the Director to the full extent permitted by the laws of the State of Delaware as from time to time in effect. Without limiting the generality of the foregoing, the Company shall indemnify the Director in accordance with the provisions set forth below.

      Section 2. Actions, Suits or Proceedings Other Than by or in the Right of the Company. The Company shall indemnify the Director in the event that he was or is a party or is threatened to be made a party to, or otherwise requires representation by counsel in connection with, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Company, or is or was serving or has agreed to serve as a director, officer, employee or agent of any corporation, partnership, joint venture or other entity of which the Company owns 50% or more of the voting or equity interest (an "Affiliate") or any employee benefit plan of the Company or an Affiliate, or by reason of any action alleged

                                       3.


to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Director did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      Section 3. Actions or Suits by or in the Right of the Company. The Company shall indemnify the Director in the event that he was or is a party or is threatened to be made a party to, or otherwise requires representation by counsel in connection with, any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Company, or is or was serving or has agreed to serve as a director, officer, employee or agent of any Affiliate or any employee benefit plan of the Company or an Affiliate, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of

                                       4.


such action or suit and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company except that no indemnification shall be made in respect of any claim, issue or matter as to which such Director shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such Director is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.

      Section 4. Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of this Agreement, to the extent that the Director has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding covered by this Agreement, or in defense of any claim, issue or matter therein, he shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith.

      Section 5. Adverse Finding. Any indemnification under Sections 2 and 3 of this Agreement (unless ordered by a court) shall be paid by the Company, in accordance with the procedures set forth in Section 7 of this Agreement, unless a determination is made within the 90-day period set forth in Section 7 (A) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or

                                       5.


proceeding, or (B) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (C) by the stockholders, that indemnification of the Director is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Sections 2 and 3 of this Agreement.

      Section 6. Advances. Costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred by the Director covered by Sections 1 and 2 of this Agreement in defending any pending, threatened or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and costs, charges and expenses (including attorneys' fees) incurred by the Director covered by Section 3 of this Agreement in defending an action by or in the right of the Company shall be paid by the Company in advance of the determination of the Director's entitlement to indemnification promptly upon receipt by the Company of evidence of the Director's obligation to pay such costs, charges, expenses, judgments, fines or amounts paid in settlement (as the case may be); provided, however, that such payment shall be made in advance of the determination of the Director's entitlement to indemnification only with the undertaking of the Director (which the Director hereby gives) that the Director shall repay all amounts so advanced in the event that it shall ultimately be determined that the Director is not entitled to be indemnified by the Company as authorized in this Agreement. The Board of Directors may, upon approval of the Director, authorize the Company's counsel to

                                       6.


represent the Director, in any action, suit or proceeding, whether or not the Company is a party to such action, suit or proceeding.

      Section 7. Procedure for Indemnification. After the final disposition of any action, suit or proceeding covered by this Agreement, the Director shall send to the Company a written request for any indemnification sought under this Agreement. No later than 90 days following receipt by the Company of such request, the Company shall cause the indemnification provided hereunder to be authorized and paid, unless during such 90-day period, with respect to indemnification under Section 1 of this Agreement, a finding by the Company that the indemnification requested is not permitted by the laws of the State of Delaware then in effect is made and with respect to indemnification under
Section 2 or 3 of this Agreement, the adverse finding described in Section 5 of this Agreement is made pursuant to such Section. The burden of proving that such standard has not been met shall be on the Company. The Director shall be given an opportunity to be heard and to present evidence on his behalf in connection with consideration by the Board of Directors, independent legal counsel, or the stockholders, as the case may be, of any findings required by applicable law. If the Company (A) does not pay the indemnification requested by the Director within 90 days after the receipt of such request, or (B) does not pay promptly an advance in accordance with Section 6, the Director's right to indemnification or to any advance and the Company's right to the repayment of any advance shall be enforceable in any court of competent jurisdiction. In any such action, neither the failure of the Company (including its Board of Directors, its independent legal counsel, and its stockholders) to have

                                       7.


made a determination prior to the commencement of such action that indemnification of the Director is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 2 or 3 of this Agreement, nor the fact that the Company has made an adverse finding pursuant to
Section 5 of this Agreement, shall be a defense to the action or create a presumption that the Director has not met the applicable standard of conduct. However, it shall be a defense to the action (other than an action brought to enforce a claim for an advance) if it is established that the Director has not met the applicable standard of conduct set forth in Section 2 or 3 of this Agreement. The Director's costs and expenses (including attorneys' fees) incurred in connection with successfully establishing his right to indemnification (including his right to indemnification in the event he shall have been adjudged to be liable to the Company under Section 3 of this Agreement) or any advance, in whole or in part, in any such action shall also be indemnified by the Company. Any action instituted by the Company or by the Director under this Agreement may be maintained as to the Company and the Director in any court of competent jurisdiction, including but not limited to the courts of the State of Delaware. The Company and the Director each consents to the exercise of jurisdiction over it or him, as the case may be, by the Court of Chancery of Delaware.

      Section 8. Voluntary Proceedings. The Company shall not indemnify the Director or pay any advance to the Director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, voluntarily commenced by such Director against the Company, any affiliate or any other director,

                                       8.


officer, employee or agent of the Company or any Affiliate or any employee benefit plan of the Company or an Affiliate unless the institution of such action, suit or proceeding was authorized prior to its commencement by a majority vote of the Board of Directors or the Director is successful on the merits in such action, suit or proceeding.

      Section 9. Notice to Company. The Director must provide prompt written notice to the Company of any pending or threatened action, suit or proceeding in connection with which the Director may assert a right to be indemnified hereunder; however, failure to provide such notice shall not be construed as a waiver of any right to an advance or indemnification hereunder.

      Section 10. Other Rights; Continuation of Right to Indemnification. The indemnification and advances provided by this Agreement shall not be deemed exclusive of any other rights to which a Director seeking indemnification may be entitled under any law (common or statutory), provision of the Company's Certificate of Incorporation or By-Laws, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Company, and shall continue as to a person who has ceased to be a Director, and shall inure to the benefit of the estate, heirs, executors and administrators of the Director.

      Section 11. Amendments. This Agreement may not be amended without the agreement in writing of the Company and the Director.

      Section 12. Savings Clause. If this Agreement or any portion hereof shall be deemed invalid, illegal or unenforceable in any respect, the validity, legality and

                                       9.


enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and the Company shall nevertheless indemnify the Director as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Company, to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated and to the full extent permitted by applicable law.

      Section 13. Survival Clause. The Company acknowledges that in continuing to provide services to the Company, the Director is relying on this Agreement. Accordingly, the Company agrees that its obligations hereunder will survive (a) any actual or purported termination of this Agreement by the Company or its successors or assigns whether by operation of law or otherwise, and (b) termination of the Director's services to the Company, whether such services were terminated by the Company or the Director, with respect to any claim, action, suit or proceeding covered by Section 1, 2 or 3 hereof, whether or not such claim is made or action, suit or proceeding is threatened or commenced before or after the actual or purported termination of this Agreement or the termination of the Director's services to the Company.

      Section 14. Successors and Assigns. This Agreement shall be binding on the successors and assigns of the Company whether by operation of law or otherwise and shall inure to the benefit of the estate, heirs and personal representatives of the Director.

                                      10.


      Section 15. Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware (without giving effect to the provisions thereof relating to conflicts of law).

      IN WITNESS WHEREOF, this Agreement has been executed by the parties thereto, in the case of the Company, by a duly authorized officer thereof on its behalf.

                                   SONAT INC.

                                   By
                                     -------------------------------------------
                                     Ronald L. Kuehn, Jr.
                                     Chairman of the Board,
                                     President and
                                     Chief Executive Officer



                                     -------------------------------------------
                                     Michael E. Zilkha


      Signature page of Indemnity Agreement dated as of January 30, 1998, between Sonat Inc. and above named Director.